SUNAMERICA SERIES TRUST
Asset Allocation
Procedures Pursuant to Rule 10f-3
For the quarter ended June 30, 2000

Securities Purchased:
(1)Name of Underwriters: Deutsche Bank; AG London; Goldman Sachs
International; Morgan Stanley Dean Witter; Credit Suisse First
Boston, Ltd.; JP Morgan Securities; Lehman Brothers
International(Europe); Merrill Lynch & Co.; Salomon Smith Barney

(2)Name of Issuer: Deutsche Telekom International Finance

(3)Title of Security: Deutsche Telekom International Finance
B.V. 7 3/4% 6/15/05

(4)Date of Prospectus: 6/28/00

(5)Amount of Total Offering: $3,000,000,000

(6)Unit Price: 99.826

(7)Underwriting Discount: 3.5%

(8)Rating: Aa2/AA-

(9)Maturity Date: 6/15/05

(10)Current Yield: 7.76%

(11)Yield to Maturity: 7.795%

(12)Subordination Features: None

(13)Nature of Political Entity, if any, including in the case of revenue bonds, underlying entity supplying the revenue: N/A

(14)Total Par Value of Bonds Purchased: 875,000

(15)Dollar Amount of Purchases: $873,477

(16)Number of Shares Purchased: 875,000

(17)Years of Continuous operation: The company has been in continuous operation for greater than three years.

(18)Percentage of Offering Purchased by Portfolio: 0.29%

(19)Percentage of Offering Purchased by Associated Portfolios: 0.72%

(20)Sum of (18) and (19): 1.01%

(21)Percentage of Portfolios Total Assets Applied to Purchase: 3.3%

(22)Name(s) of Underwriter(s) or Dealer(s) from whom Purchased: Deutsche
Bank

(23)Is the Adviser, any Subadviser or any person of which the Adviser or Subadviser is an "affiliated person", a Manager or Co-Manager of Offering? Yes

(24)Were Purchases Designated as Group Sales or otherwise allocated to the Adviser, any Subadviser or any person of which the Adviser or Subadviser is an "affiliated person"? No

Comparable Securities:
(1)Name of Underwriters: Chase Securities, Inc.; Goldman Sachs & Co.; Bank of New York; CIBC World Markets; Credit Suisse First Boston Corp.; Deutsche Banc; Alex Brown; Lehman Brothers; McDonald Investments, Inc.; Morgan Stanley, Dean Witter; Scotia Capital, Inc.

(2)Name of Issuer: Crown Castle International Corp.

(3)Title of Security: Crown Castle 10 3/4% 2011

(4)Date of Prospectus: 6/21/00

(5)Amount of Total Offering: $500,000,000

(6)Unit Price: 100

(7)Underwriting Discount: 3.265%

(8)Rating: B3/B

(9)Maturity Date: 8/1/11

(10)Current Yield: 10.75%

(11)Yield to Maturity: 10.744%

(12)Subordination Features: None

(1)Name of Underwriters: Deutsche Banc; Alex Brown; Goldman Sachs & Co.; UBS Warburg

(2)Name of Issuer: Jostons

(3)Title of Security: Jostens 12 3/4% 5/1/2010

(4)Date of Prospectus: 5/5/00

(5)Amount of Total Offering: $225,000,000

(6)Unit Price: 95.943

(7)Underwriting Discount: 3%

(8)Rating: B3/B

(9)Maturity Date: 5/1/2010

(10)Current Yield: 13.289%

(11)Yield to Maturity: 13.504%

(12)Subordination Features: None

(1)Name of Underwriters: Salomon Smith Barney International; Bank of America International Ltd.; Barclays Capital Group; Goldman Sachs International; Merrill Lynch International Ltd.; TD Securities

(2)Name of Issuer: ONO Finance PLC

(3)Title of Security: ONO 14% 7/15/2010

(4)Date of Prospectus: 6/23/00

(5)Amount of Total Offering: Euro 200,000,000

(6)Unit Price: 100

(7)Underwriting Discount: 3%

(8)Rating: Caa1/CCC+

(9)Maturity Date: 7/15/2010

(10)Current Yield: 14%

(11)Yield to Maturity: 13.996%

(12)Subordination Features: None


SUNAMERICA SERIES TRUST
Asset Allocation-Growth Portion
Procedures Pursuant to Rule 10f-3
For the quarter ended June 30, 2000

Securities Purchased:
(1)Name of Underwriters: Goldman Sachs & Co.; Credit Suisse First
Boston; Banc of America; Donaldson Lufkin & Jenrette; Lehman Brothers; Merrill Lynch; Morgan Stanley; Salomon Smith Barney

(2)Name of Issuer: Metlife

(3)Title of Security: Metlife

(4)Date of Prospectus: 4/07/00

(5)Amount of Total Offering: 202,000,000 Shares

(6)Unit Price: $14.25

(7)Underwriting Spread or Commission: $0.64

(8)Rating: N/A

(9)Maturity Date: N/A

(10)Current Yield: N/A

(11)Yield to Maturity: N/A

(12)Subordination Features: N/A

(13)Nature of Political Entity, if any, including in the case of revenue bonds, underlying entity supplying the revenue: N/A

(14)Total Par Value of Bonds Purchased: N/A

(15)Dollar Amount of Purchases: $1,000,350

(16)Number of Shares Purchased: 70,200 Shares

(17)Years of Continuous operation: The company has been in continuous operation for greater than three years.

(18)Percentage of Offering Purchased by Portfolio: 0.0348%

(19)Percentage of Offering Purchased by Associated Portfolios: 0.0000%

(20)Sum of (18) and (19): 0.0348%

(21)Percentage of Portfolios Total Assets Applied to Purchase: 0.4008%

(22)Name(s) of Underwriter(s) or Dealer(s) from whom Purchased: Credit Suisse First Boston, Morgan Stanley

(23)Is the Adviser, any Subadviser or any person of which the Adviser or Subadviser is an "affiliated person", a Manager or Co-Manager of Offering? Yes

(24)Were Purchases Designated as Group Sales or otherwise allocated to the Adviser, any Subadviser or any person of which the Adviser or Subadviser is an "affiliated person"? No

Comparable Securities:
(1) Name of Underwriters: Morgan Stanley Dean Witter; Salomon Smith Barney; Credit Suisse First Boston; Donaldson Lufkin & Jenrette; Goldman Sachs & Co.; Fox-Pitt; Kelton

(2)Name of Issuer: John Hancock Financial Srvcs

(3)Title of Security: John Hancock Financial Srvcs

(4)Date of Prospectus: 1/26/00

(5)Amount of Total Offering: 102,000,000 Shares

(6)Unit Price: $17.00

(7)Underwriting Spread or Commission: $0.748

(8)Rating: N/A

(9)Maturity Date: N/A

(10)Current Yield: N/A

(11)Yield to Maturity: N/A

(12)Subordination Features: N/A

(1)Name of Underwriters: Credit Susse First Boston; Salomon Smith Barney; TD Securities; Goldman Sachs & Co.; Morgan Stanley Dean Witter

(2)Name of Issuer: TD Waterhouse Group

(3)Title of Security: TD Waterhouse Group

(4)Date of Prospectus: 6/23/99

(5)Amount of Total Offering: 42,000,000 Shares

(6)Unit Price: $24.00

(7)Underwriting Spread or Commission: $1.14

(8)Rating: N/A

(9)Maturity Date: N/A

(10)Current Yield: N/A

(11)Yield to Maturity: N/A

(12)Subordination Features: N/A

(1)Name of Underwriters: Goldman Sachs & Co.; Merrill Lynch; NewCrest Capital

(2)Name of Issuer: Clarica Life Insurance

(3)Title of Security: Clarica Life Insurance

(4)Date of Prospectus: 7/14/99

(5)Amount of Total Offering: 42,189,684 Shares

(6)Unit Price: $20.50

(7)Underwriting Spread or Commission: $0.871

(8)Rating: N/A

(9)Maturity Date: N/A

(10)Current Yield: N/A

(11)Yield to Maturity: N/A

(12)Subordination Features: N/A


SUNAMERICA SERIES TRUST
Asset Allocation-Value Portion
Procedures Pursuant to Rule 10f-3
For the quarter ended June 30, 2000

Securities Purchased:
(1)Name of Underwriters: Goldman Sachs & Co.; Merrill Lynch; Morgan Stanley; Credit Suisse First Boston; Salomon Smith Barney; Lehman
Brothers; Banc of America; MR Beal; Bear Stearns & Co.

(2)Name of Issuer: AT&T Wireless Group

(3)Title of Security: AT&T Wireless Group

(4)Date of Prospectus: 05/02/00

(5)Amount of Total Offering: 360,000,000 Shares

(6)Unit Price: $29.5

(7)Underwriting Spread or Commission: $0.86

(8)Rating: N/A

(9)Maturity Date: N/A

(10)Current Yield: N/A

(11)Yield to Maturity: N/A

(12)Subordination Features: N/A

(13)Nature of Political Entity, if any, including in the case of revenue bonds, underlying entity supplying the revenue: N/A

(14)Total Par Value of Bonds Purchased: N/A

(15)Dollar Amount of Purchases: $616,550

(16)Number of Shares Purchased: 20,900 Shares

(17)Years of Continuous operation: The company has been in continuous operation for greater than three years.

(18)Percentage of Offering Purchased by Portfolio: 0.058%

(19)Percentage of Offering Purchased by Associated Portfolios: 0.0000%

(20)Sum of (18) and (19): 0.3121%

(21)Percentage of Portfolios Total Assets Applied to Purchase: 0.3121%

(22)Name(s) of Underwriter(s) or Dealer(s) from whom Purchased: Allen & Company; Salomon Smith Barney; Robertson Stephens; Neuberger & Berman; Merrill Lynch; DA Davidson; Jefferies; First Union; Credit Suisse First Boston; First Albany; Dain Rauscher; SG Cowen; CL King; Sanford Bernstein; George K Baum; Robert W Baird & Co.

(23)Is the Adviser, any Subadviser or any person of which the Adviser or Subadviser is an "affiliated person", a Manager or Co-Manager of Offering? Yes

(24)Were Purchases Designated as Group Sales or otherwise allocated to the Adviser, any Subadviser or any person of which the Adviser or Subadviser is an "affiliated person"? No

Comparable Securities:
(1) Name of Underwriters: Goldman Sachs & Co.; Credit Suisse First Boston; Deutsche Bank Alex Brown; First Union Securities, Inc.; Morgan Stanley Dean Witter

(2)Name of Issuer: Nextel Partners

(3)Title of Security: Nextel Partners

(4)Date of Prospectus: 02/25/00

(5)Amount of Total Offering: 23,500,000 Shares

(6)Unit Price: $20.00

(7)Underwriting Spread or Commission: $1.10

(8)Rating: N/A

(9)Maturity Date: N/A

(10)Current Yield: N/A

(11)Yield to Maturity: N/A

(12)Subordination Features: N/A

(1)Name of Underwriters: Solomon Smith Barney; ABN Amro Rothschild; Banc of America Securities; Goldman Sachs & Co.; Lehman Brothers;
Merrill Lynch; Morgan Stanley Dean Witter

(2)Name of Issuer: NRG Energy

(3)Title of Security: NRG Energy

(4)Date of Prospectus: 05/30/00

(5)Amount of Total Offering: 28,170,000 Shares

(6)Unit Price: $15.00

(7)Underwriting Spread or Commission: $0.90

(8)Rating: N/A

(9)Maturity Date: N/A

(10)Current Yield: N/A

(11)Yield to Maturity: N/A

(12)Subordination Features: N/A

(1)Name of Underwriters: Goldman Sachs & Co.; Merrill Lynch;
Donaldson Lufkin & Jenrette; Bear Sterns & Co.; Deutsche Bank;
Alex Brown; Robertson Stephens; Thomas Weisel Partners

(2)Name of Issuer: Webvan Group

(3)Title of Security: Webvan Group

(4)Date of Prospectus: 11/04/99

(5)Amount of Total Offering: 25,000,000 Shares

(6)Unit Price: $15.00

(7)Underwriting Spread or Commission: $0.90

(8)Rating: N/A

(9)Maturity Date: N/A

(10)Current Yield: N/A

(11)Yield to Maturity: N/A

(12)Subordination Features: N/A


SUNAMERICA SERIES TRUST
Global Equities Portfolio
Procedures Pursuant to Rule 10f-3
For the quarter ended June 30, 2000

Securities Purchased:
(1)Name of Underwriters: Merrill Lynch; Goldman Sachs; etc.

(2)Name of Issuer: AT&T Wireless Group

(3)Title of Security: AT&T Wireless Group

(4)Date of Prospectus: 4/26/00

(5)Amount of Total Offering: $10,620,000,000

(6)Unit Price: $29.5

(7)Underwriting Spread or Commission: $0.86

(8)Rating: N/A

(9)Maturity Date: N/A

(10)Current Yield: N/A

(11)Yield to Maturity: N/A

(12)Subordination Features: N/A

(13)Nature of Political Entity, if any, including in the case of revenue bonds, underlying entity supplying the revenue: N/A

(14)Total Par Value of Bonds Purchased: N/A

(15)Dollar Amount of Purchases: $9,864,800

(16)Number of Shares Purchased: 334,400 Shares

(17)Years of Continuous operation: The company has been in continuous operation for greater than three years.

(18)Percentage of Offering Purchased by Portfolio: 0.092%

(19)Percentage of Offering Purchased by Associated Portfolios: 0.0000%

(20)Sum of (18) and (19): 0.092%

(21)Percentage of Portfolios Total Assets Applied to Purchase: 1.47%

(22)Name(s) of Underwriter(s) or Dealer(s) from whom Purchased:
Merrill Lynch

(23)Is the Adviser, any Subadviser or any person of which the Adviser or Subadviser is an "affiliated person", a Manager or Co-Manager of Offering? Yes Donaldson Lufkin & Jenrette

(24)Were Purchases Designated as Group Sales or otherwise allocated to the Adviser, any Subadviser or any person of which the Adviser or Subadviser is an "affiliated person"? No

Comparable Securities:
(1) Name of Underwriters: Merrill Lynch

(2)Name of Issuer: Infonet Services

(3)Title of Security: Infonet Services

(4)Date of Prospectus: 12/15/99

(5)Amount of Total Offering: $1,076,928,300

(6)Unit Price: $21.00

(7)Underwriting Spread or Commission: $1.00

(8)Rating: N/A

(9)Maturity Date: N/A

(10)Current Yield: N/A

(11)Yield to Maturity: N/A

(12)Subordination Features: N/A

(1)Name of Underwriters: Morgan Stanley Dean Witter

(2)Name of Issuer: Nextel Communications

(3)Title of Security: Nextel Communications

(4)Date of Prospectus: 11/01/99

(5)Amount of Total Offering: $2,514,390,000

(6)Unit Price: $83.8125

(7)Underwriting Spread or Commission: $2.305

(8)Rating: N/A

(9)Maturity Date: N/A

(10)Current Yield: N/A

(11)Yield to Maturity: N/A

(12)Subordination Features: N/A

(1)Name of Underwriters: Goldman Sachs

(2)Name of Issuer: Allied Riser Communications

(3)Title of Security: Allied Riser Communications

(4)Date of Prospectus: 10/28/99

(5)Amount of Total Offering: $283,500,000

(6)Unit Price: $18.00

(7)Underwriting Spread or Commission: $1.08

(8)Rating: N/A

(9)Maturity Date: N/A

(10)Current Yield: N/A

(11)Yield to Maturity: N/A

(12)Subordination Features: N/A


SUNAMERICA SERIES TRUST
Global Equities Portfolio
Procedures Pursuant to Rule 10f-3
For the quarter ended June 30, 2000

Securities Purchased:
(1)Name of Underwriters: Morgan Stanley Dean Witter

(2)Name of Issuer: AES Corp.

(3)Title of Security: AES Corp.

(4)Date of Prospectus: 5/11/00

(5)Amount of Total Offering: $795,500,000

(6)Unit Price: $74.00

(7)Underwriting Spread or Commission: $2.31

(8)Rating: N/A

(9)Maturity Date: N/A

(10)Current Yield: N/A

(11)Yield to Maturity: N/A

(12)Subordination Features: N/A

(13)Nature of Political Entity, if any, including in the case of revenue bonds, underlying entity supplying the revenue: N/A

(14)Total Par Value of Bonds Purchased: N/A

(15)Dollar Amount of Purchases: $2,116,400

(16)Number of Shares Purchased: 28,600 Shares

(17)Years of Continuous operation: The company has been in continuous operation for greater than three years.

(18)Percentage of Offering Purchased by Portfolio: 0.26%

(19)Percentage of Offering Purchased by Associated Portfolios: 0.0000%

(20)Sum of (18) and (19): 0.26%

(21)Percentage of Portfolios Total Assets Applied to Purchase: 0.33%

(22)Name(s) of Underwriter(s) or Dealer(s) from whom Purchased: Morgan Stanley Dean Witter

(23)Is the Adviser, any Subadviser or any person of which the Adviser or Subadviser is an "affiliated person", a Manager or Co-Manager of Offering? Yes Donaldson Lufkin & Jenrette

(24)Were Purchases Designated as Group Sales or otherwise allocated to the Adviser, any Subadviser or any person of which the Adviser or Subadviser is an "affiliated person"? No

Comparable Securities:
(1) Name of Underwriters: Credit Suisse First Boston

(2)Name of Issuer: Calpine Corp.

(3)Title of Security: Calpine Corp.

(4)Date of Prospectus: 10/27/99

(5)Amount of Total Offering: $333,453,600

(6)Unit Price: $46.313

(7)Underwriting Spread or Commission: $1.72

(8)Rating: N/A

(9)Maturity Date: N/A

(10)Current Yield: N/A

(11)Yield to Maturity: N/A

(12)Subordination Features: N/A

(1)Name of Underwriters: Donaldson Lufkin & Jenrette

(2)Name of Issuer: Independent Energy Holdings PLC

(3)Title of Security: Independent Energy Holdings PLC ADR

(4)Date of Prospectus: 3/28/00

(5)Amount of Total Offering: $200,447,500

(6)Unit Price: $49.25

(7)Underwriting Spread or Commission: $2.21

(8)Rating: N/A

(9)Maturity Date: N/A

(10)Current Yield: N/A

(11)Yield to Maturity: N/A

(12)Subordination Features: N/A

(1)Name of Underwriters: Goldman Sachs

(2)Name of Issuer: Plug Power, Inc.

(3)Title of Security: Plug Power, Inc.

(4)Date of Prospectus: 10/28/99

(5)Amount of Total Offering: $90,000,000

(6)Unit Price: $15.00

(7)Underwriting Spread or Commission: $1.05

(8)Rating: N/A

(9)Maturity Date: N/A

(10)Current Yield: N/A

(11)Yield to Maturity: N/A

(12)Subordination Features: N/A


SUNAMERICA SERIES TRUST
Global Equities Portfolio
Procedures Pursuant to Rule 10f-3
For the quarter ended June 30, 2000

Securities Purchased:
(1)Name of Underwriters: Morgan Stanley Dean Witter; Salomon Smith Barney

(2)Name of Issuer: Telefonos de Mexico SA de CV

(3)Title of Security: Telefonos de Mexico SA de CV ADR

(4)Date of Prospectus: 6/19/00

(5)Amount of Total Offering: $1,472,325,545

(6)Unit Price: $53.25

(7)Underwriting Spread or Commission: $1.3578

(8)Rating: N/A

(9)Maturity Date: N/A

(10)Current Yield: N/A

(11)Yield to Maturity: N/A

(12)Subordination Features: N/A

(13)Nature of Political Entity, if any, including in the case of revenue bonds, underlying entity supplying the revenue: N/A

(14)Total Par Value of Bonds Purchased: N/A

(15)Dollar Amount of Purchases: $1,065,000

(16)Number of Shares Purchased: 20,000 Shares

(17)Years of Continuous operation: The company has been in continuous operation for greater than three years.

(18)Percentage of Offering Purchased by Portfolio: 0.072%

(19)Percentage of Offering Purchased by Associated Portfolios: 0.0000%

(20)Sum of (18) and (19): 0.072%

(21)Percentage of Portfolios Total Assets Applied to Purchase: 0.15%

(22)Name(s) of Underwriter(s) or Dealer(s) from whom Purchased: Salomon Smith Barney

(23)Is the Adviser, any Subadviser or any person of which the Adviser or Subadviser is an "affiliated person", a Manager or Co-Manager of Offering? Yes Donaldson Lufkin & Jenrette

(24)Were Purchases Designated as Group Sales or otherwise allocated to the Adviser, any Subadviser or any person of which the Adviser or Subadviser is an "affiliated person"? No

Comparable Securities:
(1) Name of Underwriters: Morgan Stanley Dean Witter

(2)Name of Issuer: Viatel, Inc.

(3)Title of Security: Viatel, Inc.

(4)Date of Prospectus: 6/23/99

(5)Amount of Total Offering: $235,000,000

(6)Unit Price: $47.00

(7)Underwriting Spread or Commission: $2.00

(8)Rating: N/A

(9)Maturity Date: N/A

(10)Current Yield: N/A

(11)Yield to Maturity: N/A

(12)Subordination Features: N/A

(1)Name of Underwriters: Lehman Brothers; Morgan Stanley

(2)Name of Issuer: Primus Telecommunication Group

(3)Title of Security: Primus Telecommunication Group

(4)Date of Prospectus: 10/11/99

(5)Amount of Total Offering: $180,000,000

(6)Unit Price: $22.50

(7)Underwriting Spread or Commission: $1.18

(8)Rating: N/A

(9)Maturity Date: N/A

(10)Current Yield: N/A

(11)Yield to Maturity: N/A

(12)Subordination Features: N/A

(1)Name of Underwriters: Salomon Smith Barney

(2)Name of Issuer: Focal Communications Corp.

(3)Title of Security: Focal Communications Corp.

(4)Date of Prospectus: 7/27/99

(5)Amount of Total Offering: $129,350,000

(6)Unit Price: $13.00

(7)Underwriting Spread or Commission: $0.91

(8)Rating: N/A

(9)Maturity Date: N/A

(10)Current Yield: N/A

(11)Yield to Maturity: N/A

(12)Subordination Features: N/A


SUNAMERICA SERIES TRUST
Alliance Growth Portfolio
Procedures Pursuant to Rule 10f-3
For the quarter ended June 30, 2000

Securities Purchased:
(1)Name of Underwriters: Merrill Lynch; Goldman Sachs; etc.

(2)Name of Issuer: AT&T Wireless Group

(3)Title of Security: AT&T Wireless Group

(4)Date of Prospectus: 4/26/00

(5)Amount of Total Offering: $10,620,000,000

(6)Unit Price: $29.50

(7)Underwriting Spread or Commission: $0.86

(8)Rating: N/A

(9)Maturity Date: N/A

(10)Current Yield: N/A

(11)Yield to Maturity: N/A

(12)Subordination Features: N/A

(13)Nature of Political Entity, if any, including in the case of revenue bonds, underlying entity supplying the revenue: N/A

(14)Total Par Value of Bonds Purchased: N/A

(15)Dollar Amount of Purchases: $52,374,300

(16)Number of Shares Purchased: 1,775,400 Shares

(17)Years of Continuous operation: The company has been in continuous operation for greater than three years.

(18)Percentage of Offering Purchased by Portfolio: 0.493%

(19)Percentage of Offering Purchased by Associated Portfolios: 0.0000%

(20)Sum of (18) and (19): 0.493%

(21)Percentage of Portfolios Total Assets Applied to Purchase: 1.6%

(22)Name(s) of Underwriter(s) or Dealer(s) from whom Purchased: Merrill Lynch

(23)Is the Adviser, any Subadviser or any person of which the Adviser or Subadviser is an "affiliated person", a Manager or Co-Manager of Offering? Yes Donaldson Lufkin & Jenrette

(24)Were Purchases Designated as Group Sales or otherwise allocated to the Adviser, any Subadviser or any person of which the Adviser or Subadviser is an "affiliated person"? No

Comparable Securities:
(1) Name of Underwriters: Merrill Lynch

(2)Name of Issuer: Infonet Services

(3)Title of Security: Infonet Services

(4)Date of Prospectus: 12/15/99

(5)Amount of Total Offering: $1,076,928,300

(6)Unit Price: $21.00

(7)Underwriting Spread or Commission: $1.00

(8)Rating: N/A

(9)Maturity Date: N/A

(10)Current Yield: N/A

(11)Yield to Maturity: N/A

(12)Subordination Features: N/A

(1)Name of Underwriters: Morgan Stanley Dean Witter

(2)Name of Issuer: Nextel Communications

(3)Title of Security: Nextel Communications

(4)Date of Prospectus: 11/01/99

(5)Amount of Total Offering: $2,514,390,000

(6)Unit Price: $83.8125

(7)Underwriting Spread or Commission: $2.305

(8)Rating: N/A

(9)Maturity Date: N/A

(10)Current Yield: N/A

(11)Yield to Maturity: N/A

(12)Subordination Features: N/A

(1)Name of Underwriters: Goldman Sachs

(2)Name of Issuer: Allied Riser Communications

(3)Title of Security: Allied Riser Communications

(4)Date of Prospectus: 10/28/99

(5)Amount of Total Offering: $283,500,000

(6)Unit Price: $18.00

(7)Underwriting Spread or Commission: $1.08

(8)Rating: N/A

(9)Maturity Date: N/A

(10)Current Yield: N/A

(11)Yield to Maturity: N/A

(12)Subordination Features: N/A


SUNAMERICA SERIES TRUST
Small Company Value Portfolio
Procedures Pursuant to Rule 10f-3
For the quarter ended June 30, 2000

Securities Purchased:
(1)Name of Underwriters: See Attached

(2)Name of Issuer: Buca, Inc.

(3)Title of Security: Buca, Inc.

(4)Date of Prospectus: 4/12/00

(5)Amount of Total Offering: $35,266,750

(6)Unit Price: $11.625

(7)Underwriting Spread or Commission: $0.61

(8)Rating: N/A

(9)Maturity Date: N/A

(10)Current Yield: N/A

(11)Yield to Maturity: N/A

(12)Subordination Features: N/A

(13)Nature of Political Entity, if any, including in the case of revenue bonds, underlying entity supplying the revenue: N/A

(14)Total Par Value of Bonds Purchased: N/A

(15)Dollar Amount of Purchases: N/A

(16)Number of Shares Purchased: 600 Shares

(17)Years of Continuous operation: The company has been in continuous operation for greater than three years.

(18)Percentage of Offering Purchased by Portfolio: 0.02%

(19)Percentage of Offering Purchased by Associated Portfolios: 1.63%

(20)Sum of (18) and (19): 1.65%

(21)Percentage of Portfolios Total Assets Applied to Purchase: 0.12%

(22)Name(s) of Underwriter(s) or Dealer(s) from whom Purchased: Banc of America Securities LLC

(23)Is the Adviser, any Subadviser or any person of which the Adviser or Subadviser is an "affiliated person", a Manager or Co-Manager of Offering? Yes Donaldson Lufkin & Jenrette

(24)Were Purchases Designated as Group Sales or otherwise allocated to the Adviser, any Subadviser or any person of which the Adviser or Subadviser is an "affiliated person"? No